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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-55476) pertaining to the eResource Capital Group, Inc. Stock Compensation Plan of our report dated September 27, 2001, with respect to the consolidated financial statements of eResource Capital Group, Inc. included in its Annual Report (Form 10-KSB) for the year ended June 30, 2001.



                                               /s/ ERNST & YOUNG LLP

Atlanta, Georgia
October 4, 2001


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